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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 28, 1998


                               JUST LIKE HOME, INC.
             (Exact name of registrant as specified in its charter)


                  Florida                                     0-25908
(State or other jurisdiction of incorporation)          (Commission File No.)


                        3655 Cortez Road West, Suite 110
                            Bradenton, Florida 34210
                    (Address of principal executive office)

       Registrant's telephone number, including area code: (941) 756-2555


                            2440 Tamiami Trail North
                             Nokomis, Florida 34275
                 (Former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     Effective September 28, 1998, the Registrant announced the following management changes: Daniel D. Levitan was elected Chairman of the Board and Chief Executive Officer of the Registrant, and Darryl R. Callahan was elected President of the Registrant.

     Mr. Levitan previously served as the Chairman and CEO of Matthew and Associates, and was one of the Founders of Dollar, Inc., served as a Director and as their Executive Vice President. Mr. Callahan, an attorney, was the Managing Director of Relationship Management, and is the former Executive Director and CEO of the National Association for Senior Living Industries.

     Mr. Levitan assumed the positions of Chairman of the Board and CEO of the Registrant in anticipation of an equity investment in the Registrant by an investor group led by Mr. Levitan. The terms of an equity investment by the Levitan-led group have not been determined and are conditioned upon a due diligence review of the Registrant by the investor group. Any investment in the Registrant will be subject to negotiation and approval of the terms of the investment by the Board of Directors of the Registrant, a majority of which is not affiliated with Mr. Levitan and are not participants in his investor group.

     To facilitate the transition to new management, Mr. Robenalt, the former President and Chief Executive Office of the Company, resigned his position as an officer and director of the Registrant, but will continue as a consultant to the Registrant on an as-needed basis to facilitate the transition to new management. Mr. Robenalt stated "I continue to have a substantial personal investment in Just Like Home and will take all actions that I can to insure the success of the new management team. I am extremely proud of the assisted living facilities that have been developed in 1998, and I sincerely hope that any new equity financing for the Company will enable it to re-establish its facility development schedule."

     The Registrant also announced that Michael W. Monahan resigned as Chief Financial Officer of the Registrant, but will continue to work with the Registrant on a consulting basis in connection with the preparation of quarterly and annual financial statements and as needed on special projects.

     The Registrant also announced that it is relocating its principal executive offices from Nokomis, Florida to Bradenton, Florida. The new address and telephone number for the Registrant is: 3655 Cortez Road, West, Suite 110, Bradenton, Florida 34210, (941) 756-2555. Mr. Callahan stated that "the consolidation of the Company's offices in Nokomis and Bradenton into one office in Bradenton should allow the Company to reduce costs, consolidate certain operations and facilitate management interaction on key Company operational issues."

     On October 26, 1998, the Registrant opened its two newest facilities in Lake Wales and Haines City, Florida. Each is a 42-unit assisted living facility. The Registrant now operates seven assisted living facilities in Florida.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     The Registrant also announced that Alastair Haddow has resigned as a director of the Company for health reasons, and that Norbert Donnelly, who became a director of the Registrant with Mr. Robenalt has also resigned as a director.





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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JUST LIKE HOME, INC.



                                           /s/   Darryl R. Callahan
                                           -----------------------------------
                                           Name:    Darryl R. Callahan
                                           Title:   President

Dated:   October 29, 1998







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